UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2021 (June 7, 2021)

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

_____________________

Hawaii	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MATX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.Regulation FD Disclosure.

On June 7, 2021, Matson Navigation Company, Inc., a wholly owned operating subsidiary of Matson, Inc. (the “Company”) issued a customer advisory regarding its new China-California Express (“CCX”) service from the ports of Ningbo and Shanghai in China to the ports of Oakland and Long Beach in California. A copy of the customer advisory is attached hereto as Exhibit 99.1. The CCX service will offer departures from Ningbo and Shanghai three times out of every five weeks starting on July 27, 2021 and is scheduled to operate until Lunar New Year 2022. For each of those departures, capacity on Matson-owned vessels, including both of the Kanaloa Class vessels, is expected to be approximately 1,300 forty-foot equivalent units. In order to achieve this new service, Matson will deploy two additional vessels. The Company expects the CCX service to be a meaningful contributor to China service volume and consolidated operating income in the second half of 2021.

Statements in this Form 8-K that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement, including but not limited to, statements about contributors to China service volume and consolidated operating income. Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 12-21 of the Form 10-K filed by the Company on February 26, 2021. These forward-looking statements are not guarantees of future performance. Actual results could differ materially from those anticipated in the forward-looking statements and future results could differ materially from historical performance. We do not undertake any obligation to update our forward-looking statements.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

99.1	Matson, Inc. Customer Advisory dated June 7, 2021.

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Executive Vice President and Chief Financial Officer

Dated: June 7, 2021

3